Exhibit 10.28

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED LICENSE AGREEMENT (“Amendment”) made as of the 31st day of January, 2006, by and between VASCULAR GENETICS INC., a Delaware corporation (the “Licensee”) and HUMAN GENOME SCIENCES, INC., a Delaware corporation (“HGS”).

WHEREAS, HGS and the Licensee entered into that certain License Agreement, dated as of October 31, 1997 (“Original License Agreement”), whereunder HGS granted to the Licensee an exclusive license to use the gene Vascular Endothelial Growth Factor 2 in gene therapy treatment of vascular diseases; and

WHEREAS, the parties amended the Original License Agreement in its entirety with that certain Amended and Restated License Agreement, dated February 28, 2001, and further amended such document by a First Amendment to Amended and Restated License Agreement dated October 10, 2002 and a Second Amendment to Amended and Restated License Agreement dated April 26, 2004, and a Third Amendment to Amended and Restated License Agreement dated March 21, 2005 (collectively “Amended License Agreement”); and

WHEREAS, the parties desire to herein amend the Amended License Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The Parties acknowledge that all capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Amended License Agreement.

2.	Section 3.2. Section 3.2 of the Amended License Agreement (minimum use standards) is hereby deleted in its entirety and replaced with the following:

LICENSEE agrees that it will meet the following minimum use standards either by its own performance or through or in combination with an affiliate or sublicensee.

(a) LICENSEE shall have initiated a Phase IIb or Phase III clinical trial no later than December 31, 2004.

(b) If both a Phase II and Phase III clinical trial are required by FDA, LICENSEE shall have initiated the Phase III clinical trial no later than six (6) months after the end of the Phase II meeting, but no later than June 30, 2007.

(c) LICENSEE shall have filed a BLA for at least one LICENSED PRODUCT no later than December 31, 2009.

LICENSEE will give notice of meeting each milestone within ten (10) business days of its occurrence. LICENSEE will provide semi-annual updates to HGS on the clinical trial progress. For purposes of the above milestone, initiate shall mean when the first patient is dosed with CLINICAL TRIAL MATERIAL. If FDA imposes unexpected requirements unrelated to actions by LICENSEE, LICENSEE and HGS will negotiate in good faith extension of these milestones.

3.	Appendix A of the Amended License Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

4.	Except as otherwise expressly stated herein, all provisions of the Amended License Agreement remain in full force and effect.

5.	This Amendment may be signed in one or more counterparts, which when taken together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

HGS:

HUMAN GENOME SCIENCES, INC.

By:	/s/ James H. Davis, Ph.D.
Name:	James H. Davis, Ph.D.
Title:	Executive Vice President

LICENSEE:

VASCULAR GENETICS INC.

By:	/s/ Richard E. Otto
Name:	Richard E. Otto
Title:	Chief Executive Officer

Schedule A

Application Title	U.S. Serial No.	Patent No.
Vascular Endothelial Growth Factor 2	08/207,550

	08/824,996	5,935,820

09/257,918

09/618,451

10/060,523

10/853,232

Vascular Endothelial Growth Factor 2	08/465,968	6,608,182

10/127,551

10/023,584

Vascular Endothelial Growth Factor 2	11/211,724

Vascular Endothelial Growth Factor 2	08/999,811	5,932,540

Vascular Endothelial Growth Factor 2	09/219,442

Vascular Endothelial Growth Factor 2	09/257,272

Vascular Endothelial Growth Factor 2	11/153,880

Vascular Endothelial Growth Factor 2	09/042,105	6,040,157

09/935,726

09/438,538

11/067,015

Vascular Endothelial Growth Factor 2 and Compositions	09/623,725

	10/084,488	6,734,285

10/696,002

Vascular Endothelial Growth Factor 2	09/107,997

Vascular Endothelial Growth Factor 2	11/233,119

Vascular Endothelial Growth Factor 2	09/921,143

Vascular Endothelial Growth Factor 2	11/249,422

Vascular Endothelial Growth Factor 2	09/499,468

Vascular Endothelial Growth Factor 2	11/078,507